           COMMON STOCK                                     COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN                  INCORPORATED UNDER THE LAWS
 THE CITIES OF BOSTON OR NEW YORK                     OF THE STATE OF DELAWARE

                               [GRAPHIC OMITTED]

                                                          CUSIP 368740 10 6
                                                             SEE REVERSE
                                                       FOR CERTAIN DEFINITIONS

                            -----------------------
                                    GENERAC
                            Portable Products, Inc.
                            -----------------------

                        GENERAC PORTABLE PRODUCTS, INC.

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THIS IS TO CERTIFY THAT





IS THE OWNERS OF
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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

GENERAC PORTABLE PRODUCTS, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY [ILLEGIBLE] OF THIS CERTIFICATE [ILLEGIBLE]

DATED:

COUNTERSIGNED AND REGISTERED:

       BANKBOSTON, N.A.

 TRANSFER AGENT AND REGISTRAR

                                /s/ Richard A. Aube       /s/ Eric R. Wilkinson

    AUTHORIZED SIGNATURE       SECRETARY AND TREASURER          PRESIDENT

                        GENERAC PORTABLE PRODUCTS, INC.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Amended and Restated Certificate of Incorporation of the Corporation as amended from time to time and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common

UNIF GIFT MIN ACT - _________ Custodian _________
                     (Cost)            [ILLEGIBLE]
                    under Uniform Gifts to Minors
                    Act _________
                         (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER ONTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________________


                                ------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


       SIGNATURE(S) GUARANTEED: ------------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION [ILLEGIBLE]) PURSUANT TO S.E.C. RULE [ILLEGIBLE]

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                           AMERICAN BANK NOTE COMPANY
                               680 BLAIR MILL ROAD
                                HORSHAM, PA 19044
                             (215) 657 - [ILLEGIBLE]
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                          SALES: A. HOBBS: 404-525-1455
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                      /NET/BANKNOTE/HOME 57 GENERAC H61791
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                PRODUCTION COORDINATOR: BELINDA BECK 212-630-2160
                              PROOF OF MAY 12, 1999
                         GENERAC PROTABLE PRODUCTS, INC.
                                  H 61791 BACK
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                                    OPERATOR:
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                                       NEW
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